Securitizations and Variable Interest Entities	12 Months Ended
Dec. 31, 2011
Securitizations and Variable Interest Entities [Abstract]
Securitizations and Variable Interest Entities

Note 8: Securitizations and Variable Interest Entities

Involvement with SPEs

In the normal course of business, we enter into various types of on- and off-balance sheet transactions with special purpose entities (SPEs), which are corporations, trusts or partnerships that are established for a limited purpose. Historically, the majority of SPEs were formed in connection with securitization transactions. In a securitization transaction, assets from our balance sheet are transferred to an SPE, which then issues to investors various forms of interests in those assets and may also enter into derivative transactions. In a securitization transaction, we typically receive cash and/or other interests in an SPE as proceeds for the assets we transfer. Also, in certain transactions, we may retain the right to service the transferred receivables and to repurchase those receivables from the SPE if the outstanding balance of the receivables falls to a level where the cost exceeds the benefits of servicing such receivables. In addition, we may purchase the right to service loans in an SPE that were transferred to the SPE by a third party.

       In connection with our securitization activities, we have various forms of ongoing involvement with SPEs, which may include:

•       underwriting securities issued by SPEs and subsequently making markets in those securities;

•       providing liquidity facilities to support short-term obligations of SPEs issued to third party investors;

  providing credit enhancement on securities issued by SPEs or market value guarantees of assets held by SPEs through the use of letters of credit, financial guarantees, credit default swaps and total return swaps;

•       entering into other derivative contracts with SPEs;

•       holding senior or subordinated interests in SPEs;

•       acting as servicer or investment manager for SPEs; and

•       providing administrative or trustee services to SPEs.

SPEs are generally considered variable interest entities (VIEs). A VIE is an entity that has either a total equity investment that is insufficient to finance its activities without additional subordinated financial support or whose equity investors lack the ability to control the entity's activities. A VIE is consolidated by its primary beneficiary, the party that has both the power to direct the activities that most significantly impact the VIE and a variable interest that could potentially be significant to the VIE. A variable interest is a contractual, ownership or other interest that changes with changes in the fair value of the VIE's net assets. To determine whether or not a variable interest we hold could potentially be significant to the VIE, we consider both qualitative and quantitative factors regarding the nature, size and form of our involvement with the VIE. We assess whether or not we are the primary beneficiary of a VIE on an on-going basis.

       We have segregated our involvement with VIEs between those VIEs which we consolidate, those which we do not consolidate and transfers of financial assets that are accounted for as secured borrowings. Secured borrowings are transactions involving transfers of our financial assets to third parties that are accounted for as financings with the assets pledged as collateral. Accordingly, the transferred assets remain recognized on our balance sheet. Subsequent tables within this Note further segregate these transactions by structure type.

The classifications of assets and liabilities in our balance sheet associated with our transactions with VIEs follow:

			Transfers that
	VIEs that we	VIEs	we account
	do not	that we	for as secured
(in millions)	consolidate	consolidate	borrowings		Total

December 31, 2011

Cash	$-	321		11	332
Trading assets	3,723	293		30	4,046
Securities available for sale (1)	21,708	3,332		11,671	36,711
Mortgages held for sale	-	444		-	444
Loans	11,404	11,967		7,181	30,552
Mortgage servicing rights	12,080	-		-	12,080
Other assets	4,494	1,858		137	6,489
Total assets	53,409	18,215		19,030	90,654
Short-term borrowings	-	3,450	(3)	10,682	14,132
Accrued expenses and other liabilities	3,350	1,138	(3)	121	4,609
Long-term debt	-	4,932	(3)	6,686	11,618
Total liabilities	3,350	9,520		17,489	30,359
Noncontrolling interests	-	61		-	61
Net assets	$50,059	8,634		1,541	60,234

December 31, 2010

Cash	$-	200		398	598
Trading assets	5,351	143		32	5,526
Securities available for sale (1)	24,001	2,159		7,834	33,994
Mortgages held for sale (2)	-	634		-	634
Loans	12,401	16,708		1,613	30,722
Mortgage servicing rights	13,261	-		-	13,261
Other assets (2)	3,783	2,071		90	5,944
Total assets	58,797	21,915		9,967	90,679
Short-term borrowings	-	3,636	(3)	7,773	11,409
Accrued expenses and other liabilities (2)	3,514	743	(3)	14	4,271
Long-term debt	-	8,377	(3)	1,700	10,077
Total liabilities	3,514	12,756		9,487	25,757
Noncontrolling interests (2)	-	94		-	94
Net assets	$55,283	9,065		480	64,828

  Excludes certain debt securities related to loans serviced for the Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC) and GNMA.
  “VIEs that we consolidate” has been revised to correct previously reported amounts.
  Includes the following VIE liabilities at December 31, 2011, and December 31, 2010, respectively, with recourse to the general credit of Wells Fargo: Short-term borrowings, $3.4 billion and $3.6 billion; Accrued expenses and other liabilities, $963 million and $645 million; and Long-term debt, $30 million and $53 million.

Transactions with Unconsolidated VIEs

Our transactions with VIEs include securitizations of residential mortgage loans, CRE loans, student loans and auto loans and leases; investment and financing activities involving CDOs backed by asset-backed and CRE securities, collateralized loan obligations (CLOs) backed by corporate loans, and other types of structured financing. We have various forms of involvement with VIEs, including holding senior or subordinated interests, entering into liquidity arrangements, credit default swaps and other derivative contracts. Involvements with these unconsolidated VIEs are recorded on our balance sheet primarily in trading assets, securities available for sale, loans, MSRs, other assets and other liabilities, as appropriate.

The following tables provide a summary of unconsolidated VIEs with which we have significant continuing involvement, but we are not the primary beneficiary. We do not consider our continuing involvement in an unconsolidated VIE to be significant when it relates to third-party sponsored VIEs for which we were not the transferor or if we were the sponsor but do not have any other significant continuing involvement.

       Significant continuing involvement includes transactions where we were the sponsor or transferor and have other significant forms of involvement. Sponsorship includes transactions with unconsolidated VIEs where we solely or materially participated in the initial design or structuring of the entity or marketing of the transaction to investors. When we transfer assets to a VIE and account for the transfer as a sale, we are considered the transferor. We consider investments in securities held outside of trading, loans, guarantees, liquidity agreements, written options and servicing of collateral to be other forms of involvement that may be significant. We have excluded certain transactions with unconsolidated VIEs from the balances presented in the table below where we have determined that our continuing involvement is not significant due to the temporary nature and size of our variable interests, because we were not the transferor or because we were not involved in the design or operations of the unconsolidated VIEs.

					Other
	Total	Debt and			commitments
	VIE	equity	Servicing		and	Net
(in millions)	assets	interests (1)	assets	Derivatives	guarantees	assets
December 31, 2011
		Carrying value - asset (liability)
Residential mortgage loan
securitizations:
Conforming	$1,135,629	4,682	11,070	-	(975)	14,777
Other/nonconforming	61,461	2,460	353	1	(48)	2,766
Commercial mortgage loan securitizations	179,007	7,063	623	349	-	8,035
Collateralized debt obligations:
Debt securities	11,240	1,107	-	193	-	1,300
Loans (2)	9,757	9,511	-	-	-	9,511
Asset-based finance structures	9,606	6,942	-	(130)	-	6,812
Tax credit structures	19,257	4,119	-	-	(1,439)	2,680
Collateralized loan obligations	12,191	2,019	-	40	-	2,059
Investment funds	6,318	-	-	-	-	-
Other (3)	18,717	1,896	34	190	(1)	2,119
Total	$1,463,183	39,799	12,080	643	(2,463)	50,059

		Maximum exposure to loss
Residential mortgage loan
securitizations:
Conforming		$4,682	11,070	-	3,657	19,409
Other/nonconforming		2,460	353	1	295	3,109
Commercial mortgage loan securitizations		7,063	623	538	-	8,224
Collateralized debt obligations:
Debt securities		1,107	-	874	-	1,981
Loans (2)		9,511	-	-	-	9,511
Asset-based finance structures		6,942	-	130	1,504	8,576
Tax credit structures		4,119	-	-	-	4,119
Collateralized loan obligations		2,019	-	41	523	2,583
Investment funds		-	-	-	41	41
Other (3)		1,896	34	903	150	2,983
Total		$39,799	12,080	2,487	6,170	60,536

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					Other
	Total	Debt and			commitments
	VIE	equity	Servicing		and	Net
(in millions)	assets	interests (1)	assets	Derivatives	guarantees	assets
December 31, 2010
		Carrying value - asset (liability)
Residential mortgage loan securitizations:
Conforming	$1,068,737	5,527	12,115	-	(928)	16,714
Other/nonconforming	76,304	2,997	495	6	(107)	3,391
Commercial mortgage loan securitizations	190,377	5,506	608	261	-	6,375
Collateralized debt obligations:
Debt securities	20,046	1,436	-	844	-	2,280
Loans (2)	9,970	9,689	-	-	-	9,689
Asset-based finance structures	12,055	6,556	-	(118)	-	6,438
Tax credit structures	20,981	3,614	-	-	(1,129)	2,485
Collateralized loan obligations	13,196	2,804	-	56	-	2,860
Investment funds	10,522	1,416	-	-	-	1,416
Other (3)	20,031	3,221	43	377	(6)	3,635
Total	$1,442,219	42,766	13,261	1,426	(2,170)	55,283

		Maximum exposure to loss
Residential mortgage loan securitizations:
Conforming		$5,527	12,115	-	4,248	21,890
Other/nonconforming		2,997	495	6	233	3,731
Commercial mortgage loan securitizations		5,506	608	488	-	6,602
Collateralized debt obligations:
Debt securities		1,436	-	2,850	7	4,293
Loans (2)		9,689	-	-	-	9,689
Asset-based finance structures		6,556	-	118	2,175	8,849
Tax credit structures		3,614	-	-	1	3,615
Collateralized loan obligations		2,804	-	56	519	3,379
Investment funds		1,416	-	-	87	1,503
Other (3)		3,221	43	916	162	4,342
Total		$42,766	13,261	4,434	7,432	67,893

  Includes total equity interests of $460 million and $316 million at December 31, 2011, and December 31, 2010, respectively. Also includes debt interests in the form of both loans and securities. Excludes certain debt securities held related to loans serviced for FNMA, FHLMC and GNMA.
  Represents senior loans to trusts that are collateralized by asset-backed securities. The trusts invest primarily in senior tranches from a diversified pool of primarily U.S. asset securitizations, of which all are current, and over 88% were rated as investment grade by the primary rating agencies at December 31, 2011. These senior loans were acquired in the Wachovia business combination and are accounted for at amortized cost as initially determined under purchase accounting and are subject to the Company's allowance and credit charge-off policies.
  Includes structured financing, student loan securitizations, auto loan and lease securitizations and credit-linked note structures. Also contains investments in auction rate securities (ARS) issued by VIEs that we do not sponsor and, accordingly, are unable to obtain the total assets of the entity.

In the two preceding tables, “Total VIE assets” represents the remaining principal balance of assets held by unconsolidated VIEs using the most current information available. For VIEs that obtain exposure to assets synthetically through derivative instruments, the remaining notional amount of the derivative is included in the asset balance. “Carrying value” is the amount in our consolidated balance sheet related to our involvement with the unconsolidated VIEs. “Maximum exposure to loss” from our involvement with off-balance sheet entities, which is a required disclosure under GAAP, is determined as the carrying value of our involvement with off-balance sheet (unconsolidated) VIEs plus the remaining undrawn liquidity and lending commitments, the notional amount of net written derivative contracts, and generally the notional amount of, or stressed loss estimate for, other commitments and guarantees. It represents estimated loss that would be incurred under severe, hypothetical circumstances, for which we believe the possibility is extremely remote, such as where the value of our interests and any associated collateral declines to zero, without any consideration of recovery or offset from any economic hedges. Accordingly, this required disclosure is not an indication of expected loss.

RESIDENTIAL MORTGAGE LOANS Residential mortgage loan securitizations are financed through the issuance of fixed- or floating-rate-asset-backed-securities, which are collateralized by the loans transferred to a VIE. We typically transfer loans we originated to these VIEs, account for the transfers as sales, retain the right to service the loans and may hold other beneficial interests issued by the VIEs. We also may be exposed to limited liability related to recourse agreements and repurchase agreements we make to our issuers and purchasers, which are included in other commitments and guarantees. In certain instances, we may service residential mortgage loan securitizations structured by third parties whose loans we did not originate or transfer. Our residential mortgage loan securitizations consist of conforming and nonconforming securitizations.

       Conforming residential mortgage loan securitizations are those that are guaranteed by GSEs, including GNMA. We do not consolidate our conforming residential mortgage loan securitizations because we do not have power over the VIEs.

       The loans sold to the VIEs in nonconforming residential mortgage loan securitizations are those that do not qualify for a GSE guarantee. We may hold variable interests issued by the VIEs, primarily in the form of senior securities. We do not consolidate the nonconforming residential mortgage loan securitizations included in the table because we either do not hold any variable interests, hold variable interests that we do not consider potentially significant or are not the primary servicer for a majority of the VIE assets.

       Other commitments and guarantees include amounts related to loans sold that we may be required to repurchase, or otherwise indemnify or reimburse the investor or insurer for losses incurred, due to material breach of contractual representations and warranties. The maximum exposure to loss for material breach of contractual representations and warranties represents a stressed case estimate we utilize for determining stressed case regulatory capital needs and is considered to be a remote scenario.

COMMERCIAL MORTGAGE LOAN SECURITIZATIONS Commercial mortgage loan securitizations are financed through the issuance of fixed- or floating-rate-asset-backed-securities, which are collateralized by the loans transferred to the VIE. In a typical securitization, we may transfer loans we originate to these VIEs, account for the transfers as sales, retain the right to service the loans and may hold other beneficial interests issued by the VIEs. In certain instances, we may service commercial mortgage loan securitizations structured by third parties whose loans we did not originate or transfer. We typically serve as primary or master servicer of these VIEs. The primary or master servicer in a commercial mortgage loan securitization typically cannot make the most significant decisions impacting the performance of the VIE and therefore does not have power over the VIE. We do not consolidate the commercial mortgage loan securitizations included in the disclosure because we either do not have power or do not have a variable interest that could potentially be significant to the VIE.

COLLATERALIZED DEBT OBLIGATIONS (CDOs) A CDO is a securitization where an SPE purchases a pool of assets consisting of asset-backed securities and issues multiple tranches of equity or notes to investors. In some transactions, a portion of the assets are obtained synthetically through the use of derivatives such as credit default swaps or total return swaps.

       Prior to 2008, we engaged in the structuring of CDOs on behalf of third party asset managers who would select and manage the assets for the CDO. Typically, the asset manager has some discretion to manage the sale of assets of, or derivatives used by the CDO, which generally gives the asset manager the power over the CDO. We have not structured these types of transactions since the credit market disruption began in late 2007.

       In addition to our role as arranger we may have other forms of involvement with these transactions, including transactions established prior to 2008. Such involvement may include acting as liquidity provider, derivative counterparty, secondary market maker or investor. For certain transactions, we may also act as the collateral manager or servicer. We receive fees in connection with our role as collateral manager or servicer.

       We assess whether we are the primary beneficiary of CDOs based on our role in the transaction in combination with the variable interests we hold. Subsequently, we monitor our ongoing involvement in these transactions to determine if the nature of our involvement has changed. We are not the primary beneficiary of these transactions in most cases because we do not act as the collateral manager or servicer, which generally denotes power. In cases where we are the collateral manager or servicer, we are not the primary beneficiary because we do not hold interests that could potentially be significant to the VIE.

       In 2011, we incurred a $377 million loss on trading derivatives related to certain CDOs. The loss was associated with the resolution of a legacy Wachovia position that settled during the year.

COLLATERALIZED LOAN OBLIGATIONS (CLOs) A CLO is a securitization where an SPE purchases a pool of assets consisting of loans and issues multiple tranches of equity or notes to investors. Generally, CLOs are structured on behalf of a third party asset manager that typically selects and manages the assets for the term of the CLO. Typically, the asset manager has the power over the significant decisions of the VIE through its discretion to manage the assets of the CLO. We assess whether we are the primary beneficiary of CLOs based on our role in the transaction and the variable interests we hold. In most cases, we are not the primary beneficiary of these transactions because we do not have the power to manage the collateral in the VIE.

       In addition to our role as arranger, we may have other forms of involvement with these transactions. Such involvement may include acting as underwriter, derivative counterparty, secondary market maker or investor. For certain transactions, we may also act as the servicer, for which we receive fees in connection with that role. We also earn fees for arranging these transactions and distributing the securities.

ASSET-BASED FINANCE STRUCTURES We engage in various forms of structured finance arrangements with VIEs that are collateralized by various asset classes including energy contracts, auto and other transportation leases, intellectual property, equipment and general corporate credit. We typically provide senior financing, and may act as an interest rate swap or commodity derivative counterparty when necessary. In most cases, we are not the primary beneficiary of these structures because we do not have power over the significant activities of the VIEs involved in these transactions.

       For example, we have investments in asset-backed securities that are collateralized by auto leases or loans and cash reserves. These fixed-rate and variable-rate securities have been structured as single-tranche, fully amortizing, unrated bonds that are equivalent to investment-grade securities due to their significant overcollateralization. The securities are issued by VIEs that have been formed by third party auto financing institutions primarily because they require a source of liquidity to fund ongoing vehicle sales operations. The third party auto financing institutions manage the collateral in the VIEs, which is indicative of power in these transactions and we therefore do not consolidate these VIEs.

TAX CREDIT STRUCTURES We co-sponsor and make investments in affordable housing and sustainable energy projects that are designed to generate a return primarily through the realization of federal tax credits. In some instances, our investments in these structures may require that we fund future capital commitments at the discretion of the project sponsors. While the size of our investment in a single entity may at times exceed 50% of the outstanding equity interests, we do not consolidate these structures due to the project sponsor's ability to manage the projects, which is indicative of power in these transactions.

INVESTMENT FUNDS We do not consolidate the investment funds because we do not absorb the majority of the expected future variability associated with the funds' assets, including variability associated with credit, interest rate and liquidity risks.

       During 2011, we redeemed a $1.4 billion interest in an unconsolidated investment fund managed by one of our majority owned subsidiaries. Upon redemption we placed the assets received into new investment fund VIEs. We consolidated these new VIEs because we have discretion over the management of the assets and are the sole investor in these funds. At December 31, 2010, we had investments of $1.4 billion and lending arrangements of $14 million with this fund.

OTHER TRANSACTIONS WITH VIEs In 2008, legacy Wachovia reached an agreement to purchase at par auction rate securities (ARS) that were sold to third-party investors by certain of its subsidiaries. ARS are debt instruments with long-term maturities, but which re-price more frequently, and preferred equities with no maturity. We purchased all outstanding ARS that were issued by VIEs and subject to the agreement. At December 31, 2011, we held in our securities available-for-sale portfolio $643 million of ARS issued by VIEs redeemed pursuant to this agreement, compared with $1.6 billion at December 31, 2010.

       In 2009, we reached agreements to purchase additional ARS from eligible investors who bought ARS through one of our broker-dealer subsidiaries. We purchased all outstanding ARS that were issued by VIEs and subject to the agreement. As of December 31, 2011, we held in our securities available-for-sale portfolio $624 million of ARS issued by VIEs redeemed pursuant to this agreement, compared with $901 million at December 31, 2010.

       We do not consolidate the VIEs that issued the ARS because we do not have power over the activities of the VIEs.

TRUST PREFERRED SECURITIES In addition to the involvements disclosed in the preceding table, through the issuance of trust preferred securities we had junior subordinated debt financing with a carrying value of $7.6 billion at December 31, 2011, and $19.3 billion at December 31, 2010, and $2.5 billion of preferred stock at December 31, 2011. In these transactions, VIEs that we wholly own issue debt securities or preferred equity to third party investors. All of the proceeds of the issuance are invested in debt securities or preferred equity that we issue to the VIEs. The VIEs' operations and cash flows relate only to the issuance, administration and repayment of the securities held by third parties. We do not consolidate these VIEs because the sole assets of the VIEs are receivables from us. This is the case even though we own all of the voting equity shares of the VIEs, have fully guaranteed the obligations of the VIEs and may have the right to redeem the third party securities under certain circumstances. We report the debt securities issued to the VIEs as long-term junior subordinated debt and the preferred equity securities issued to the VIEs as preferred stock in our consolidated balance sheet.

       In 2011, we redeemed $9.2 billion of trust preferred securities that will no longer count as Tier 1 capital under the Dodd-Frank Act and the Basel Committee guidelines known as the Basel III standards.

Securitization Activity Related to Unconsolidated VIEs

We use VIEs to securitize consumer and CRE loans and other types of financial assets, including student loans and auto loans. We typically retain the servicing rights from these sales and may continue to hold other beneficial interests in the VIEs. We may also provide liquidity to investors in the beneficial interests and credit enhancements in the form of standby letters of credit. Through these securitizations we may be exposed to liability under limited amounts of recourse as well as standard representations and warranties we make to purchasers and issuers.

       In 2011, 2010, and 2009, we recognized net gains of $112 million, $27 million, and $1 million, respectively, from transfers accounted for as sales of financial assets in securitizations. Additionally, we had the following cash flows with our securitization trusts that were involved in transfers accounted for as sales.

	Year ended December 31,
	2011		2010		2009
		Other		Other		Other
	Mortgage	financial	Mortgage	financial	Mortgage	financial
(in millions)	loans	assets	loans	assets	loans	assets
Sales proceeds from securitizations (1)	$337,357	-	374,488	-	394,632	-
Servicing fees	4,401	11	4,316	34	4,283	42
Other interests held	1,779	263	1,786	442	3,757	310
Purchases of delinquent assets	9	-	25	-	45	-
Net servicing advances	29	-	49	-	257	-

  Represents cash flow data for all loans securitized in the period presented.

       Sales with continuing involvement during 2011 and 2010 predominantly related to conforming residential mortgage securitizations. During 2011 and 2010, we transferred $329.1 billion and $379.0 billion, respectively, in fair value of conforming residential mortgages to unconsolidated VIEs and recorded the transfers as sales. These transfers did not result in a gain or loss because the loans are already carried at fair value. In connection with these transfers, in 2011 we recorded a $4.0 billion servicing asset, measured at fair value using a Level 3 measurement technique, and a $101 million liability for probable repurchase losses. In 2010, we recorded a $4.5 billion servicing asset, with $4.1 billion recorded at fair value as Level 3 and the remaining $400 million recorded as amortized mortgage servicing rights. We also recorded a $144 million repurchase liability in 2010.

       We used the following key weighted-average assumptions to measure mortgage servicing assets at the date of securitization:

	Mortgage servicing rights
	2011	2010
Prepayment speed (annual CPR (1))	12.8%	13.5
Life (in years)	5.9	5.4
Discount rate	7.7%	8.0

  Constant prepayment rate.

Key economic assumptions and the sensitivity of the current fair value to immediate adverse changes in those assumptions at December 31, 2011, for residential and commercial mortgage servicing rights, and other interests held related primarily to residential mortgage loan securitizations are presented in the following table. “Other interests held” exclude residential mortgage-backed securities retained in securitizations issued through GSEs, such as FNMA, FHLMC and GNMA, because these securities have a remote risk of credit loss due to the GSE guarantee. These securities also have economic characteristics similar to GSE mortgage-backed securities that we purchase, which are not included in the table. Subordinated interests include only those bonds whose credit rating was below AAA by a major rating agency at issuance. Senior interests include only those bonds whose credit rating was AAA by a major rating agency at issuance. The information presented excludes trading positions held in inventory.

		Other interests held
	Mortgage	Interest-
	servicing	only	Subordinated	Senior
(in millions)	rights	strips	bonds	bonds
Fair value of interests held at December 31, 2011	$14,359	230	45	321
Expected weighted-average life (in years)	5.0	4.6	6.1	5.6

Prepayment speed assumption (annual CPR)	13.7%	10.7	6.9	13.9
Decrease in fair value from:
10% adverse change	$913	6	-	2
25% adverse change	2,151	15	1	4

Discount rate assumption	6.9%	15.6	11.9	7.1
Decrease in fair value from:
100 basis point increase	$613	6	2	12
200 basis point increase	1,171	12	4	24

Credit loss assumption			0.5%	4.5
Decrease in fair value from:
10% higher losses			$-	1
25% higher losses			-	2

Fair value of interests held at December 31, 2010	$16,279	226	47	441
Expected weighted-average life (in years)	5.2	5.2	8.3	4.5

Prepayment speed assumption (annual CPR)	12.6%	11.4	4.8	18.1
Decrease in fair value from:
10% adverse change	$844	7	-	2
25% adverse change	1,992	16	-	6

Discount rate assumption	8.1%	17.8	10.2	6.8
Decrease in fair value from:
100 basis point increase	$777	6	3	14
200 basis point increase	1,487	13	6	27

Credit loss assumption			0.7%	3.7
Decrease in fair value from:
10% higher losses			$-	1
25% higher losses			-	3

The sensitivities in the preceding table are hypothetical and caution should be exercised when relying on this data. Changes in value based on variations in assumptions generally cannot be extrapolated because the relationship of the change in the assumption to the change in value may not be linear. Also, the effect of a variation in a particular assumption on the value of the other interests held is calculated independently without changing any other assumptions. In reality, changes in one factor may result in changes in others (for example, changes in prepayment speed estimates could result in changes in the credit losses), which might magnify or counteract the sensitivities.

The following table presents information about the principal balances of off-balance sheet securitized loans, including residential mortgages sold to FNMA, FHLMC, GNMA and securitizations where servicing is our only form of continuing involvement. Delinquent loans include loans 90 days or more past due and still accruing interest as well as nonaccrual loans. In securitizations where servicing is our only form of continuing involvement, we would only experience a loss if required to repurchase a delinquent loan due to a breach in representations and warranties associated with our loan sale or servicing contracts. Net charge-offs exclude loans sold to FNMA, FHLMC and GNMA as we do not service or manage the underlying real estate upon foreclosure and, as such, do not have access to net charge-off information.

							Net charge-offs
	Total loans			Delinquent loans			Year ended
	December 31,			December 31,			December 31,
(in millions)	2011	2010		2011	2010		2011	2010
Commercial:
Commercial and industrial	$-	1		-	-		-	-
Real estate mortgage	137,121	144,655	(1)	11,142	9,174	(1)	569	738	(1)
Total commercial	137,121	144,656		11,142	9,174		569	738
Consumer:
Real estate 1-4 family first mortgage	1,171,666	1,090,755		24,235	25,067	(2)	1,506	1,408
Real estate 1-4 family junior lien mortgage	2	1		-	-		16	-
Other revolving credit and installment	2,271	2,454		131	102		-	-
Total consumer	1,173,939	1,093,210		24,366	25,169		1,522	1,408
Total off-balance sheet securitized loans	$1,311,060	1,237,866		35,508	34,343		2,091	2,146

  Balances have been revised to correct previously reported amounts.
  Balances have been revised to conform with current period presentation of including loans sold to FNMA, GNMA, and FHLMC.

Transactions with Consolidated VIEs and Secured Borrowings

The following table presents a summary of transfers of financial assets accounted for as secured borrowings and involvements with consolidated VIEs. “Consolidated assets” are presented using GAAP measurement methods, which may include fair value, credit impairment or other adjustments, and therefore in some instances will differ from “Total VIE assets.” For VIEs that obtain exposure synthetically through derivative instruments, the remaining notional amount of the derivative is included in “Total VIE assets.” On the consolidated balance sheet, we separately disclose the consolidated assets of certain VIEs that can only be used to settle the liabilities of those VIEs.

		Carrying value
	Total		Third
	VIE	Consolidated	party	Noncontrolling	Net
(in millions)	assets	assets	liabilities	interests	assets
December 31, 2011

Secured borrowings:
Municipal tender option bond securitizations	$14,168	11,748	(10,689)	-	1,059
Auto loan securitizations	-	-	-	-	-
Commercial real estate loans	1,168	1,168	(1,041)	-	127
Residential mortgage securitizations (1)	5,705	6,114	(5,759)	-	355
Total secured borrowings	21,041	19,030	(17,489)	-	1,541
Consolidated VIEs:
Nonconforming residential
mortgage loan securitizations	11,375	10,244	(4,514)	-	5,730
Multi-seller commercial paper conduit	2,860	2,860	(2,935)	-	(75)
Auto loan securitizations	163	163	(143)	-	20
Structured asset finance	124	124	(16)	-	108
Investment funds	2,012	2,012	(22)	-	1,990
Other	3,432	2,812	(1,890)	(61)	861
Total consolidated VIEs	19,966	18,215	(9,520)	(61)	8,634
Total secured borrowings and consolidated VIEs	$41,007	37,245	(27,009)	(61)	10,175
December 31, 2010

Secured borrowings:
Municipal tender option bond securitizations	$10,687	7,874	(7,779)	-	95
Auto loan securitizations	154	154	-	-	154
Commercial real estate loans	1,321	1,321	(1,272)	-	49
Residential mortgage securitizations	700	618	(436)	-	182
Total secured borrowings	12,862	9,967	(9,487)	-	480
Consolidated VIEs:
Nonconforming residential
mortgage loan securitizations	14,518	13,529	(6,723)	-	6,806
Multi-seller commercial paper conduit	3,197	3,197	(3,279)	-	(82)
Auto loan securitizations	1,010	1,010	(955)	-	55
Structured asset finance	146	146	(21)	(11)	114
Investment funds	1,197	1,197	(54)	(14)	1,129
Other (2)	2,938	2,836	(1,724)	(69)	1,043
Total consolidated VIEs	23,006	21,915	(12,756)	(94)	9,065
Total secured borrowings and consolidated VIEs	$35,868	31,882	(22,243)	(94)	9,545

  Includes $5.6 billion of reverse mortgage loans that were previously accounted for as a sale to a GNMA securitization program.
  Revised to correct previously reported amounts.

In addition to the transactions included in the table above, at December 31, 2011, we had issued approximately $6.0 billion of private placement debt financing through a consolidated VIE. The issuance is classified as long-term debt in our consolidated financial statements. At December 31, 2011, we had pledged approximately $6.2 billion in loans (principal and interest eligible to be capitalized), $316 million in securities available for sale and $154 million in cash and cash equivalents to collateralize the VIE's borrowings. Such assets were not transferred to the VIE and accordingly we have excluded the VIE from the previous table.

       We have raised financing through the securitization of certain financial assets in transactions with VIEs accounted for as secured borrowings. We also consolidate VIEs where we are the primary beneficiary. In certain transactions other than the multi-seller commercial paper conduit, we provide contractual support in the form of limited recourse and liquidity to facilitate the remarketing of short-term securities issued to third party investors. Other than this limited contractual support, the assets of the VIEs are the sole source of repayment of the securities held by third parties. The liquidity support we provide to the multi-seller commercial paper conduit ensures timely repayment of commercial paper issued by the conduit and is described further below.

NONCONFORMING RESIDENTIAL MORTGAGE LOAN SECURITIZATIONS We have consolidated certain of our nonconforming residential mortgage loan securitizations in accordance with consolidation accounting guidance. We have determined we are the primary beneficiary of these securitizations because we have the power to direct the most significant activities of the entity through our role as primary servicer and also hold variable interests that we have determined to be significant. The nature of our variable interests in these entities may include beneficial interests issued by the VIE, mortgage servicing rights and recourse or repurchase reserve liabilities. The beneficial interests issued by the VIE that we hold include either subordinate or senior securities held in an amount that we consider potentially significant.

MULTI-SELLER COMMERCIAL PAPER CONDUIT We administer a multi-seller asset-based commercial paper conduit that finances certain client transactions. This conduit is a bankruptcy remote entity that makes loans to, or purchases certificated interests, generally from SPEs, established by our clients (sellers) and which are secured by pools of financial assets. The conduit funds itself through the issuance of highly rated commercial paper to third party investors. The primary source of repayment of the commercial paper is the cash flows from the conduit's assets or the re-issuance of commercial paper upon maturity. The conduit's assets are structured with deal-specific credit enhancements generally in the form of overcollateralization provided by the seller, but may also include subordinated interests, cash reserve accounts, third party credit support facilities and excess spread capture. The timely repayment of the commercial paper is further supported by asset-specific liquidity facilities in the form of liquidity asset purchase agreements that we provide. Each facility is equal to 102% of the conduit's funding commitment to a client. The aggregate amount of liquidity must be equal to or greater than all the commercial paper issued by the conduit. At the discretion of the administrator, we may be required to purchase assets from the conduit at par value plus accrued interest or discount on the related commercial paper, including situations where the conduit is unable to issue commercial paper. Par value may be different from fair value.

       We receive fees in connection with our role as administrator and liquidity provider. We may also receive fees related to the structuring of the conduit's transactions. In 2010, the conduit terminated its subordinated note to a third party investor and repaid all amounts due under the terms of the note agreement. We are the primary beneficiary of the conduit because we have power over the significant activities of the conduit and have a significant variable interest due to our liquidity arrangement.

INVESTMENT FUNDS We have consolidated certain of our investment funds where we manage the assets of the fund and our interests absorb a majority of the funds' variability. In 2011, we redeemed our interest in an unconsolidated investment fund and placed the assets received upon redemption into new VIEs. We consolidate these VIEs because we have discretion over the management of the assets and are the sole investor in these funds.